THE ALGER FUNDS

Alger Weatherbie Enduring Growth Fund

Supplement dated December 6, 2022, to the

Summary Prospectuses, Prospectuses and SAI of the Fund

dated December 17, 2021, as amended and supplemented to date

The Board of Trustees of The Alger Funds (the “Trust”) has approved the liquidation of Alger Weatherbie Enduring Growth Fund (the “Fund”), a series of the Trust, effective on or about March 31, 2023 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of Fred Alger Management, LLC, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about January 6, 2023 (the “Closing Date”), the Fund will be closed to further investment, excluding reinvestment of any dividends and distributions.

The liquidation will occur without the imposition of any sales charge, fee or other charge. Shareholders may exchange shares of the Fund into the same class of shares of another fund in The Alger Family of Funds prior to the Liquidation Date without the imposition of any sales charge, fee or other charge. The liquidation or an exchange may be a taxable event. Investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of the liquidation or an exchange.

Shareholders should retain this Supplement for future reference.

S-WEG AC 12622

S-WEG I 12622

S-WEG Y 12622

S-WEG Z 12622

S-WEG-Retail 12622

S-WEG-Instl. 12622

S-AWEG SAI 12622